EXHIBIT 99.4


SERIES 2002-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

QUARTERLY SUMMARY DISTRIBUTION DETAILS

------------------------------------------------------------------------------
REPORTING DATES
---------------

Closing Date                                                        21-Feb-02
Determination Date                                                  01-Jan-04
Notice Date                                                         16-Jan-04
Distribution Date                                                   20-Jan-04
Start Accrual Period                                                17-Oct-03
End Accrual Period                                                  20-Jan-04
No. Of Days in Accrual Period                                              95
Start Collection Period                                             01-Oct-03
End Collection Period                                               31-Dec-03
No. Of Days in Collection Period                                           92
Distribution Month                                          Yes
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-------------------------------------------------------------------------------------------------------------
SECURITIES ON ISSUE
-------------------
                                                    NO. OF      INITIAL INVESTED         INITIAL INVESTED
                                              CERTIFICATES          AMOUNT (US$)              AMOUNT (A$)
                                              ------------     -----------------        -----------------

   Class A-1 Notes                                  10,000      1,000,000,000.00             1,965,408,805
   Class A-2 Tranche  1  Notes                       1,820                   -                 182,000,000
   Class A-2 Tranche  2  Notes                       3,250                   -                 325,000,000
   Class B Notes                                       400                   -                  40,000,000
   Redraw Bond - series 1                              -                     -                          -
   Redraw Bond - series 2                              -                     -                          -

   US$/A$ exchange rate at issue                    0.5088
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
INTEREST RATE FOR ACCRUAL PERIOD
--------------------------------
                                                       BANK             INTEREST                 INTEREST
                                                  BILL RATE               MARGIN                     RATE
                                                  ---------             --------                 --------

   Class A-1 Notes (payable to Currency
     Swap Provider)                                 4.9850%              0.2917%                  5.2767%
   Class A-2 Tranche 1 Notes                        4.9850%              0.2500%                  5.2350%
   Class A-2 Tranche 2 Notes                        4.9850%              0.3400%                  5.3250%
   Class B Notes                                    4.9850%              0.4900%                  5.4750%
   Redraw Bond - series 1                           0.0000%                  -                    0.0000%
   Redraw Bond - series 2                           0.0000%                  -                    0.0000%

BBSW Interest & Unpaid Interest Rate
  for Accrual Period                                4.9850%
Facilities BBSW                                     4.9850%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE                             PER CERT.                AGGREGATE
------------------------------------------                         -------------          ---------------

 Total Interest Amount:
    Class A-1 Notes                                                     1,492.65            14,926,450.00
    Class A-2 Tranche 1 Notes                                                -                        -
    Class A-2 Tranche 2 Notes                                           1,195.60             3,885,700.00
    Class B Notes                                                       1,387.08               554,832.00
    Redraw Bond - series 1                                                   -                        -
    Redraw Bond - series 2                                                   -                        -
 Principal:
    Class A-1 Notes                                                    10,399.94           103,999,410.38
    Class A-2 Tranche 1 Notes                                                -                        -
    Class A-2 Tranche 2 Notes                                           8,254.73            26,827,872.50
    Class B Notes                                                         420.79               168,316.00
    Redraw Bond - series 1                                                   -                        -
    Redraw Bond - series 2                                                   -                        -
 Total:
    Class A-1 Notes                                                    11,892.59           118,925,860.38
    Class A-2 Tranche 1 Notes                                                -                        -
    Class A-2 Tranche 2 Notes                                           9,450.33            30,713,572.50
    Class B Notes                                                       1,807.87               723,148.00
    Redraw Bond - series 1                                                   -                        -
    Redraw Bond - series 2                                                   -                        -
    Total                                                              23,150.79           150,362,580.88

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----------------------------------------------------------------------------------------------------------
POOL FACTORS
------------
                                                                         LAST                   CURRENT
                                                                     DISTRIBUTION            DISTRIBUTION
                                                                          DATE                    DATE
                                                                     ------------            ------------

   Class A-1 Notes                                                    0.55298380               0.50006890
   Class A-2 Tranche 1 Notes                                                 -                        -
   Class A-2 Tranche 2 Notes                                          0.86265430               0.78010700
   Class B Notes                                                      0.97339080               0.96918290
   Redraw Bond - series 1                                                    -                        -
   Redraw Bond - series 2                                                    -                        -

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QUARTERLY CASHFLOW WORKING SHEET
--------------------------------
                                                                                                                       Aggregate
                                                                                                                           $
                                                                                                                   ---------------
  Finance Charge Collections                                                                                         22,368,359.67
  Finance Charge Collections - Repurchases                                                                                     -
  Finance Charge Damages                                                                                                       -
  Income due to Seller                                                                                                         -
  Other Income                                                                                                        1,531,644.68
Preliminary Income Amount                                                                                            23,900,004.35

  Taxes                                                                                                                     270.00
  Trustee Fee                                                                                                            31,767.61
  Security Trustee Fee                                                                                                         -
  Manager Fee                                                                                                           109,794.30
  Servicing Fee                                                                                                         914,952.49
  Liquidity Commitment Fee                                                                                                6,506.85
  Redraw Commitment Fee                                                                                                   5,856.16
  Support Facility Payments                                                                                           1,833,000.78
  Support Facility Receipts                                                                                                    -
  Expenses                                                                                                               17,486.49
  Previous Unpaid Facility Int Chg  - Liquidity                                                                                -
  Liquidity Interest Charge + Previous Unpaid                                                                                  -
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                                          -
  Redraw Interest Charge + Previous Unpaid                                                                                     -
  Repayment of Liquidity Facility                                                                                              -
  Total Interest Amount  - Class A-1 Notes                                                                           14,926,450.00
                         - Class A-2 Tranche  1  Notes                                                                         -
                         - Class A-2 Tranche  2  Notes                                                                3,885,700.00
                         - Class B Notes                                                                                554,832.00
                         - Redraw Bonds - series 1                                                                             -
                         - Redraw Bonds - series 2                                                                             -

REQUIRED INCOME AMOUNT                                                                                               22,286,616.68
----------------------                                                                                               -------------

Gross Income Shortfall                                                                                                         -
Liquidity Facility Draw                                                                                                        -
Net Income Shortfall                                                                                                           -
Unreimbursed Principal Draws                                                                                                   -
Principal Draw                                                                                                                 -
Principal Draw Reimbursement                                                                                                   -
Principal Chargeoff Unreimbursement                                                                                            -
Principal Chargeoff                                                                                                            -
Total Principal Chargeoff Reimbursement Due                                                                                    -


PAYMENT ALLOCATION CASCADE
--------------------------

  Preliminary Income Amount                                                                                          23,900,004.35
  Liquidity Facility Draw                                                                                                      -
Principal Draw                                                                                                                 -

Available Income Amount                                                                                              23,900,004.35

                                                                                                                   QUARTER TO DATE
                                                                   DUE                       AVAILABLE     ALLOCATION/DISTRIBUTION
                                                            ------------                    -------------  -----------------------
  Taxes                                                           270.00                    23,900,004.35                  270.00
  Trustee Fee                                                  31,767.61                    23,899,734.35               31,767.61
  Security Trustee Fee                                               -                      23,867,966.74                     -
  Manager Fee                                                 109,794.30                    23,867,966.74              109,794.30
  Servicing Fee                                               914,952.49                    23,758,172.44              914,952.49
  Liquidity Commitment Fee                                      6,506.85                    22,843,219.95                6,506.85
  Redraw Commitment Fee                                         5,856.16                    22,836,713.10                5,856.16
  Support Facility Payments                                 1,833,000.78                    22,830,856.94            1,833,000.78
  Support Facility Receipts                                          -                      20,997,856.16                     -
  Expenses                                                     17,486.49                    20,997,856.16               17,486.49
  Liquidity Interest Charge                                          -                      20,980,369.67                     -
  Repayment of Liquidity Facility                                    -                      20,980,369.67                     -
------------------------------------------------------|
  Interest Amount Payable - Redraw Facility           |              -                      20,980,369.67                     -
                          - Class A-1 Notes           |    14,926,450.00                    20,980,369.67           14,926,450.00
                          - Class A-2 Tranche 1 Notes |              -                       6,053,919.67                     -
                          - Class A-2 Tranche 2 Notes |     3,885,700.00                     6,053,919.67            3,885,700.00
                          - Redraw Bonds - series 1   |              -                       2,168,219.67                      -
                          - Redraw Bonds - series 2   |              -                       2,168,219.67                      -
------------------------------------------------------|
                          - Class B Notes                     554,832.00                    2,168,219.67                554,832.00

Principal Draw Reimbursement                                         -                      1,613,387.67                       -
Total Principal Chargeoff Reimbursement                              -                      1,613,387.67                       -
Arranging Fee                                                 294,686.07                    1,613,387.67                294,686.07
Excess Distribution                                                                                                   1,318,701.60


Unpaid Facility Int Chg  - Liquidity                                                                                           -
                         - Redraw                                                                                              -
Unpaid Security Interest Amount  - Class A-1 Notes                                                                             -
                                 - Class A-2 Tranche 1 Notes                                                                   -
                                 - Class A-2 Tranche 2 Notes                                                                   -
                                 - Class B Notes                                                                               -
                                 - Redraw Bonds - series 1                                                                     -
                                 - Redraw Bonds - series 2                                                                     -

                                  Page 2 of 6

FACILITIES OUTSTANDING
----------------------

Liquidity Commitment Facility Limit                                                                                  25,000,000.00
Beginning Liquidity Commitment Facility                                                                              25,000,000.00
Previous Liquidity Facility Draw                                                                                               -
Repayment of Liquidity Facility                                                                                                -
Liquidity Facility Draw                                                                                                        -
Ending Liquidity Commitment Facility                                                                                 25,000,000.00

Redraw Commitment Facility Limit                                                                                     30,000,000.00
Beginning Redraw Commitment Facility                                                                                 30,000,000.00
Previous Redraw Facility Draw                                                                                                  -
Previous Redraw Facility Draw - Chargeoffs                                                                                     -
Repayment of Redraw Facility                                                                                                   -
Repayment of Unreimbursed Chargeoffs                                                                                           -
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                                 -
Redraw Facility Available to Draw                                                                                    30,000,000.00
Redraw Facility Draw                                                                                                           -
Ending Redraw  Commitment Facility                                                                                   30,000,000.00



INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET
---------------------------------------------
                                                                                         Per Certificate               Aggregate
INTEREST AMOUNT                                                                                 $                          $
---------------                                                                          ---------------            ---------------

CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                                 -
Interest on  Unpaid Security Interest Amount                                                        -                          -
Security  Interest Amount                                                                                            14,926,450.00
Total Interest Amount                                                                          1,492.65              14,926,450.00

Unpaid Security Interest Amount (after last Distribution Date)                                                                 -
Interest on  Unpaid Security Interest Amount                                                                                   -
Security  Interest Amount                                                                                            14,926,450.00
Interest Amount Payable                                                                        1,492.65              14,926,450.00
Unpaid Security Interest Amount                                                                                                -

CLASS A-2 TRANCHE 1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                                 -
Interest on  Unpaid Security Interest Amount                                                        -                          -
Security  Interest Amount                                                                           -                          -
Total Interest Amount                                                                                                          -

Unpaid Security Interest Amount (after last Distribution Date)                                                                 -
Interest on Unpaid Security Interest Amount                                                                                    -
Security Interest Amount                                                                                                       -
Interest Amount Payable                                                                             -                          -
Unpaid Security Interest Amount                                                                                                -

Class A-2 Tranche 2 Notes
Unpaid Security Interest Amount (after last Distribution Date)                                                                 -
Interest on  Unpaid Security Interest Amount                                                        -                          -
Security  Interest Amount                                                                                             3,885,700.00
Total Interest Amount                                                                           1,195.60              3,885,700.00

Unpaid Security Interest Amount (after last Distribution Date)                                                                 -
Interest on Unpaid Security Interest Amount                                                                                    -
Security Interest Amount                                                                                              3,885,700.00
Interest Amount Payable                                                                        1,195.60               3,885,700.00
Unpaid Security Interest Amount                                                                                                -

CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                                 -
Interest on  Unpaid Security Interest Amount                                                        -                          -
Security  Interest Amount                                                                      1,387.08                 554,832.00
Total Interest Amount                                                                        554,832.00

Unpaid Security Interest Amount (after last Distribution Date)                                                                 -
Interest on  Unpaid Security Interest Amount                                                                                   -
Security  Interest Amount                                                                                               554,832.00
Interest Amount Payable                                                                        1,387.08                 554,832.00
Unpaid Security Interest Amount                                                                                                -

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                                                 -
Interest on  Unpaid Security Interest Amount                                                        -                          -
Security  Interest Amount                                                                           -                          -
Total Interest Amount                                                                                                          -

Unpaid Security Interest Amount (after last Distribution Date)                                                                 -
Interest on  Unpaid Security Interest Amount                                                                                   -
Security  Interest Amount                                                                                                      -
Interest Amount Payable                                                                             -                          -
Unpaid Security Interest Amount                                                                                                -

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                                                 -
Interest on  Unpaid Security Interest Amount                                                        -                          -
Security  Interest Amount                                                                           -                          -
Total Interest Amount                                                                                                          -

Unpaid Security Interest Amount (after last Distribution Date)                                                                 -
Interest on  Unpaid Security Interest Amount                                                                                   -
Security  Interest Amount                                                                                                      -
Interest Amount Payable                                                                             -                          -
Unpaid Security Interest Amount                                                                                                -



                                  Page 4 of 6

PRINCIPAL AMOUNT
----------------
Principal Collections                                                                                               146,005,015.29
Principal Collections - Repurchases                                                                                            -
  less Repayment Of Redraw Facility                                                                                            -
  less Total Customer Redraw                                                                                        (15,009,416.42)
less Principal Draw
  plus Redraw Facility Draw                                                                                                    -
  plus Redraw Bonds Issue this month                                                                                           -
  Aggregate Principal Damages from Seller & Servicer                                                                           -
Principal Draw Reimbursement
  Principal Chargeoff Reimbursement - Class B Notes                                                                            -
                                    - Class A-1 Notes                                                                          -
                                    - Class A-2 Tranche 1 Notes                                                                -
                                    - Class A-2 Tranche 2 Notes                                                                -
                                    - Redraw Bonds - Series 1                                                                  -
                                    - Redraw Bonds - Series 2                                                                  -
                                    - Redraw Facility                                                                          -
  Principal rounding b/f                                                                                                      1.29

  Scheduled Principal Amount                                                               6,071,686.64
  Unscheduled Principal Amount - Partial Prepayment                                      103,347,269.62
  Unscheduled Principal Amount - Partial Prepayment less redraws                          88,337,853.20
  Unscheduled Principal Amount - Full Prepayment                                          36,586,059.03
  Unscheduled Principal Amount - less redraws + C/O Reim                                 124,923,912.23


Total Available Principal Amount for Redraw Bonds                                                                   130,995,600.16

Principal Distribution - Redraw Bonds - Series 1                                                    -                          -
Principal Distribution - Redraw Bonds - Series 2                                                    -                          -

 Principal rounding b/f                                                                                                      1.29
Total Unscheduled Principal Amount                                                                                  124,923,912.23
Total Scheduled Principal Amount                                                                                      6,071,686.64
Total Available Principal Amount for Notes                                                                          130,995,600.16


PRINCIPAL ALLOCATION
--------------------

Class A Percentage via Stepdown                                                                                               100%

Class A Available Principal Payment
        Class A-1 Principal Payment                                                           10,399.94             103,999,410.38
        Class A-2 Tranche 1 Principal Payment                                                       -                          -
        Class A-2 Tranche 2 Principal Payment                                                  8,254.73              26,827,872.50
Class B Principal Payment                                                                        420.79                 168,316.00

Principal rounding c/f                                                                                                        1.28

Outstanding Principal - beginning period                                                                          1,406,137,507.77
less Principal Repayment                                                                                           (146,005,015.29)
plus Total Customer Redraw                                                                                           15,009,416.42
less Principal Losses                                                                                                          -
Outstanding Principal - Closing period                                                                            1,275,141,908.90


PRINCIPAL LOSSES
----------------

Principal Losses                                                                                                               -
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                                       -
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                                 -
Net Principal Losses                                                                                                           -
Principal Chargeoff - Class B Notes                                                                                            -
                    - Class A-1 Notes                                                                                          -
                    - Class A-2 Tranche 1 Notes                                                                                -
                    - Class A-2 Tranche 2 Notes                                                                                -
                    - Redraw Bonds Series 1                                                                                    -
                    - Redraw Bonds Series 2                                                                                    -
                    - Redraw Facility                                                                                          -

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                    -
Principal Chargeoff                                                                                                            -
Principal Chargeoff Reimbursement                                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                                       -

CLASS A-2 TRANCHE 1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                    -
Principal Chargeoff                                                                                                            -
Principal Chargeoff Reimbursement                                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                                       -

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                    -
Principal Chargeoff                                                                                                            -
Principal Chargeoff Reimbursement                                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                                       -

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                                    -
Principal Chargeoff                                                                                                            -
Principal Chargeoff Reimbursement                                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                                       -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                                    -
Principal Chargeoff                                                                                                            -
Principal Chargeoff Reimbursement                                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                                       -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                                    -
Principal Chargeoff                                                                                                            -
Principal Chargeoff Reimbursement                                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                                       -



INVESTORS BALANCE OUTSTANDING WORKSHEET
--------------------------------------
                                                                       AGGREGATE                                        AGGREGATE
                                                                             US$                                               A$
                                                                ----------------                                 ----------------

CLASS A-1 NOTES
Initial Invested Amount                                         1,000,000,000.00                                 1,965,408,805.03
  previous Principal Distribution                                 447,016,200.00                                   878,569,575.48
  Principal Distribution for current period                        52,914,900.00                                   103,999,410.38
Total Principal Distribution to date                              499,931,100.01                                   982,568,985.86
Beginning Invested Amount                                         552,983,800.00                                 1,086,839,229.56
Ending Invested Amount                                            500,068,900.00                                   982,839,819.18
Unreimbursed Principal Chargeoffs                                            -                                                -
Beginning Stated Amount                                           552,983,800.00                                 1,086,839,229.56
Ending Stated Amount                                              500,068,899.99                                   982,839,819.17

CLASS A-2 TRANCHE 1 NOTES
Initial Invested Amount                                                                                            182,000,000.00
  previous Principal Distribution                                                                                  182,000,000.00
  Principal Distribution for current period                                                                                   -
Total Principal Distribution to date                                                                               182,000,000.00
Beginning Invested Amount                                                                                                     -
Ending Invested Amount                                                                                                        -
Unreimbursed Principal Chargeoffs                                                                                             -
Beginning Stated Amount                                                                                                       -
Ending Stated Amount                                                                                                          -

CLASS A-2 TRANCHE 2 NOTES
Initial Invested Amount                                                                                            325,000,000.00
  previous Principal Distribution                                                                                   44,637,352.50
  Principal Distribution for current period                                                                         26,827,872.50
Total Principal Distribution to date                                                                                71,465,225.00
Beginning Invested Amount                                                                                          280,362,647.50
Ending Invested Amount                                                                                             253,534,775.00
Unreimbursed Principal Chargeoffs                                                                                             -
Beginning Stated Amount                                                                                            280,362,647.50
Ending Stated Amount                                                                                               253,534,775.00

CLASS B NOTES
Initial Invested Amount                                                                                             40,000,000.00
  previous Principal Distribution                                                                                    1,064,368.00
  Principal Distribution for current period                                                                            168,316.00
Total Principal Distribution to date                                                                                 1,232,684.00
Beginning Invested Amount                                                                                           38,935,632.00
Ending Invested Amount                                                                                              38,767,316.00
Unreimbursed Principal Chargeoffs                                                                                             -
Beginning Stated Amount                                                                                             38,935,632.00
Ending Stated Amount                                                                                                38,767,316.00

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                                              -
Initial Invested Amount                                                                                                       -
  Principal Distribution (after last Distribution Date)                                                                       -
  Principal Distribution for current period                                                                                   -
Total Principal Distribution to date                                                                                          -
Beginning Invested Amount                                                                                                     -
Ending Invested Amount                                                                                                        -
Unreimbursed Principal Chargeoffs                                                                                             -
Beginning Stated Amount                                                                                                       -
Ending Stated Amount                                                                                                          -

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                                              -
Initial Invested Amount                                                                                                       -
  Principal Distribution (after last Distribution Date)                                                                       -
  Principal Distribution for current period                                                                                   -
Total Principal Distribution to date                                                                                          -
Beginning Invested Amount                                                                                                     -
Ending Invested Amount                                                                                                        -
Unreimbursed Principal Chargeoffs                                                                                             -
Beginning Stated Amount                                                                                                       -
Ending Stated Amount                                                                                                          -


                    FORM 8-K REQUIRED COLLATERAL INFORMATION

                         SERIES 2002-1G MEDALLION TRUST


Series 2002-1G Medallion Trust Data as at opening of business on the preceding determination date of January 1, 2004





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OUTSTANDING MORTGAGE BALANCE (AUD)
----------------------------------
                                                   AMOUNT               WAC
                                            --------------             -----
     - Variable Rate Housing Loans            $955,225,525             6.85%
     - Fixed 1 Year                           $168,633,932             6.38%
     - Fixed 2 Year                            $96,403,588             6.76%
     - Fixed 3 Year                            $40,277,892             6.68%
     - Fixed 4 Year                             $5,351,377             6.92%
     - Fixed 5 Year                             $9,998,437             6.45%
     -----------------------------          --------------             -----
     TOTAL POOL                             $1,275,890,752             6.77%
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
DELINQUENCY INFORMATION

                                                   AUD AMOUNT OF
                        NO OF LOANS    %OF POOL            LOANS    % OF POOL
                        -----------    --------    -------------    ---------

     31-60 days                  22       0.20%    $2,391,947.03      0.19%

     61-90 days                   3       0.03%      $287,324.09      0.02%

     90+ days                    12       0.11%    $1,365,078.87      0.11%
---------------------------------------------------------------------------
MORTGAGEE IN POSSESSION           0       0.00%            $0.00      0.00%
-------------------------------------------------------------------------------